Exhibit 99.1

5C Lending Partners Corp.

SUBSCRIPTION AGREEMENT

To:	5C Lending Partners Corp. c/o 5C Lending Partners Corp. 330 Madison Avenue, 20th Floor New York, NY 10017

From:
(Full name of Subscriber)

Number of Shares of 12.0% Series A Cumulative Preferred Stock (“Preferred Shares”) subscribed: 1

Price per Preferred Share: $3,000.00

Total purchase price for Preferred Shares requested: $3,000.00

SUBSCRIPTION AGREEMENT

The undersigned subscriber (“Subscriber”) hereby irrevocably subscribes for the number of Shares of Series A Preferred Stock (the “Preferred Shares”), of 5C Lending Partners Corp. (the “BDC”), a corporation organized under the laws of the State of Maryland, that intends to elect to be treated as a business development company under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), on the terms stated below.

Subscriber understands that this offering will terminate on or before September 30, 2024, or such later date as the BDC may determine in its sole discretion.

Section 1. Commitment.

Subscriber hereby subscribes for and agrees to purchase one (1) Preferred Share (the “Subscribed Shares”) in the BDC for a total purchase price of $3,000.00 (the “Purchase Price”) upon acceptance of this Subscription Agreement (this “Agreement”) by the BDC, which may be accepted or rejected by the BDC in its sole discretion.

Section 2. Payment of the Purchase Price and Delivery of the Subscribed Preferred Share.

Simultaneously with the execution and delivery of this Agreement, Subscriber has tendered full payment of the Purchase Price via wire transfer or check payable to the order of US Bank N.A., as escrow agent, for deposit in the BDC’s escrow account. Such payment shall be held in escrow pending acceptance of this Agreement on a closing date to be determined by the BDC (the “Closing Date”). On the Closing Date, the Purchase Price shall be transferred to the BDC from the escrow account in exchange for issuance of the Subscribed Shares. In the event that this Agreement is not accepted by the BDC for any reason, all funds tendered by Subscriber being held in the escrow account described in this Section 2 shall be refunded. The issued and outstanding Preferred Shares shall not be certificated, unless determined otherwise by the BDC in its sole discretion.

Section 3. Representations, Warranties and Covenants of Subscriber.

In order to induce the BDC to accept this subscription and issue the Subscribed Shares, Subscriber hereby warrants, represents, covenants and agrees as follows:

(a) Subscriber has received and carefully reviewed the enclosed Private Placement Memorandum of the BDC (together with all amendments and supplements thereto, the “Private Placement Memorandum”), and has relied only on the information contained therein. Subscriber acknowledges that documents, records and books pertaining to the BDC including financial information, have been made available for inspection by it, its attorneys and its accountants, and that it understands that such documents, books and records will continue to be made available to it for inspection upon reasonable notice, during reasonable business hours. Subscriber and its advisors have had a reasonable opportunity to ask questions of and receive answers from any authorized officers of the BDC (each, an “Officer”), or a person or persons acting on their behalf, concerning the terms and conditions of the offering of the Preferred Shares, and to obtain additional information necessary to verify the accuracy of the information in the Private Placement Memorandum and other information provided by, or on behalf of, the BDC. All such questions have been answered to the full satisfaction of Subscriber. Other than the information described in this Section 3(a), the Subscriber is not relying on any information, representation or warranty by the BDC, the Officer, or any of their respective affiliates, or directors, officers, employees or agents in determining whether to subscribe for Preferred Shares.

(b) The execution and delivery of this Agreement (including the Accredited Investor Questionnaire ( the “Investor Questionnaire”)) by Subscriber, the consummation of the transactions contemplated hereby and the performance of Subscriber’s obligations under this Agreement will not conflict with, or result in any violation of or default under, any agreement or other instrument to which Subscriber is a party or by which Subscriber is bound, or any United States or non-United States permit, franchise, judgment, decree, statute, order, rule or regulation applicable to Subscriber.

(c) Subscriber has such knowledge and experience in financial and business matters as to enable it (i) to utilize the information made available to it in connection with the offering of the Preferred Shares, (ii) to evaluate the merits and risks associated with a purchase of the Preferred Shares, and (iii) to make an informed decision with respect thereto.

(d) Subscriber is a “U.S. person” and an “accredited investor” as each such term is defined in Regulation S and Regulation D, respectively, promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Act”).

(e) Subscriber (i) has adequate means of providing for its current liabilities and possible contingencies, (ii) has no need for liquidity in connection with a purchase of the Preferred Shares, (iii) is able to bear the economic risks associated with a purchase of the Preferred Shares for an indefinite period and has the capacity to protect its own interests in connection with a purchase of the Preferred Shares, and (iv) can afford the complete loss of the Purchase Price.

(f) Subscriber recognizes that a purchase of the Preferred Shares involves certain risks, including those set forth under the caption “Risk Factors” in the Private Placement Memorandum.

(g) Subscriber understands that (i) neither the offering nor the sale of the Preferred Shares has been registered under the Act or under any applicable state securities laws (the “Blue Sky Laws”) in reliance upon exemptions from the registration provisions of the Act and the Blue Sky Laws, (ii) the Subscribed Shares purchased by Subscriber must be held by it indefinitely unless the sale or transfer thereof (A) is subsequently registered under the Act and the Blue Sky Laws, or an exemption from such

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registration is available, or (B) such transfer does not constitute an “offer” or a “sale” within the meaning of the Act or the Blue Sky Laws, (iii) notices relating to the issuance of the Subscribed Shares shall be legended to reflect such restrictions, (iv) the BDC is under no obligation to register the Preferred Shares on Subscriber’s behalf or to assist Subscriber in complying with any exemption from registration, and (v) the officers of the BDC shall rely upon the representations and warranties made by Subscriber in this Agreement in order to establish such exemption from the registration provisions of the Act and the Blue Sky Laws.

(h) Subscriber understands that neither the offer nor the sale of the Preferred Shares has been registered under the Act or under the Blue Sky Laws in reliance on certain exemptions from registration based upon the private or limited nature of the offering and/or exemptions available for transactions involving purchasers such as Subscriber, and that the officers of the BDC shall rely upon the representations and warranties made by Subscriber in this Agreement in order to establish the applicability of such exemptions from registration.

(i) Subscriber shall not transfer any of the Subscribed Shares without registration under the Act and the Blue Sky Laws, unless (i) the transfer is exempt from registration under the Act and the Blue Sky Laws, or (ii) such transfer does not constitute an “offer” or a “sale” within the meaning of the Act or the Blue Sky Laws. In addition, Subscriber understands that the BDC’s organizational documents (copies of which are available from the BDC) contain additional restrictions relating to the ownership and transfer of the Preferred Shares.

(j) The Subscribed Shares are being purchased solely for Subscriber’s own account and not for the account of any other person. The Subscribed Shares are being purchased for investment purposes only, and not for distribution, assignment or resale to others.

(k) Subscriber realizes that it may not be able to sell or dispose of the Subscribed Shares as there will be no public market for them in the foreseeable future.

(l) Subscriber agrees to take any further action necessary to facilitate the transfer and payment of the Purchase Price as contemplated by Section 2 of this Agreement.

(m) Subscriber acknowledges that neither the BDC nor any person acting on behalf of the BDC offered or sold the Subscribed Shares (or any interest therein) to Subscriber by any form of general solicitation or general advertising, including, but not limited to, the following:

(i) An advertisement, article, notice or other written or printed communication published in any newspaper, magazine, or similar media or any communication broadcast over television or radio or any communication by means of recorded telephone messages; or

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(ii) Any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(n) Subscriber represents, warrants and covenants that:

(i) Subscriber is a citizen or permanent resident of the United States and therefore qualifies as a “United States person” as defined in Section 7701(a)(30) of the Code.

(ii) Subscriber represents, warrants and agrees that: (i) no part of the funds used by Subscriber to acquire the Subscribed Shares has been directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations and (ii) no payment to the BDC by Subscriber and to the extent within Subscriber’s control no distribution to Subscriber shall cause the Officer or the BDC to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and the United States Department of the Treasury Office of Foreign Assets Control regulations. Subscriber acknowledges and agrees that, to the extent required by any anti-money laundering law or regulation, the BDC and the Officer may restrict distributions or take any other reasonably necessary or advisable action with respect to the Subscribed Shares.

(iii) Subscriber acknowledges that due to anti-terrorism and anti-money laundering regulations, the BDC, and/or any officer, trustee, employee or agent acting on behalf of the BDC, may require further documentation verifying Subscriber’s identity and the source of funds used to purchase the Subscribed Shares before this Agreement can be processed or accepted. To comply with applicable U.S. legislation and regulations, including but not limited to the International Anti-Money Laundering and Financial Anti-Terrorism Abatement Act of 2001 (Title III of the USA PATRIOT Act), Subscriber agrees that all payments by Subscriber to the BDC and all distributions to Subscriber from the BDC shall only be made in Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time.

(iv) Subscriber further agrees to provide the BDC at any time during the term of the BDC with such information or certification as the BDC determines to be necessary or appropriate to verify compliance with the anti-terrorism and anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of Subscriber or any person directly or indirectly controlling or owning an interest in Subscriber from any

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governmental authority, self-regulatory organization or financial institution in connection with the BDC’s compliance procedures with respect to anti-terrorism and anti-money laundering regulations and to update such information as necessary. Such information may include, but not be limited to, the name, address, telephone number, date of birth, and Social Security or taxpayer identification number of any such individual person, or of the beneficial owners of any entity, if Subscriber is an entity. Identity may be verified using a current valid passport or other such current valid government-issued identification (e.g. a driver’s license).

(v) Subscriber certifies that he or she is not identified as a specially designated national or blocked person, or as affiliated with any such person, entity or organization on any list maintained by governmental authorities relating to anti-terrorism or anti-money laundering, including but not limited to lists maintained by the United States Treasury Department’s Office of Foreign Asset Control.

(vi) Subscriber understands that the information contained herein may be disclosed to the United States government by the BDC.

(vii) Subscriber is not subject to the fiduciary provisions under Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code. Subscriber is not, is not acting on behalf of, and will not become, for so long as the undersigned holds or beneficially owns any Preferred Shares, a “benefit plan investor” (as defined in Section 3(42) of ERISA).

(o) Subscriber hereby acknowledges that the ownership of Preferred Shares involves complex tax issues. Subscriber further acknowledges that it is relying solely on the advice of its own tax advisors with respect to his or her subscription for the Subscribed Shares and that neither the BDC, its members, nor any of its officers, representatives or affiliates has provided the undersigned with any investment or tax advice with respect to an investment in or ownership of Preferred Shares.

(p) The foregoing representations and warranties and all other information which Subscriber has provided concerning Subscriber and Subscriber’s financial condition are true and accurate as of the date hereof. If in any respect such information, representations, warranties, and covenants are not true and accurate as of the Closing Date, Subscriber shall give written notice of such fact to the Officer specifying which information, representations, warranties, or covenants are not true and accurate and the reasons therefor. Subscriber further agrees to provide such additional information that the Officer or the BDC request from time to time and deem necessary to determine (i) the eligibility of Subscriber to hold the Subscribed Shares in accordance with the investor suitability criteria set forth in the Private Placement Memorandum, (ii) the BDC or the Officer’s compliance with applicable regulatory requirements or (iii) the BDC’ tax status.

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(q) Subscriber has delivered to the BDC on or prior to the date hereof executed copies of the Investor Questionnaire.

(r) Subscriber is at least twenty-one (21) years old.

Section 4. Representation and Warranty of the BDC.

The BDC represents and warrants to Subscriber that (a) it is duly and validly organized and in existence under the laws of the State of Maryland, (b) it is or shall become qualified under the laws of all other jurisdictions in which such qualification is necessary to enable it to engage in business, (c) it has full power and authority to own and manage the assets to be owned by it and (d) upon issuance, the Subscribed Shares shall be duly authorized, validly issued, fully paid and nonassessable.

Section 5. Proxy.

Subscriber recognizes that it is in the best interest of Subscriber and the other holders of Preferred Shares to have the votes of the holders of Preferred Shares cast as a block on matters submitted to the stockholders of the BDC. Accordingly, Subscriber hereby appoints C. Scott Harrison, and his successor or assignee (“Proxy Holder”), as the proxy for the undersigned to attend all meetings of the stockholders of the BDC (including any postponements or adjournments thereof) and to vote any and all Preferred Shares in the BDC outstanding in the name of the undersigned, both for purposes of any actions approved by the stockholders via written consent and actions taken at any meeting of stockholders (including any postponements or adjournments thereof), giving and granting to Proxy Holder full power of attorney and authority to do and perform each and every act and thing whether necessary or desirable to be done, as fully as the undersigned might or could do if personally present, with full power of substitution, appointment and revocation, and hereby ratifying and confirming all that the Proxy Holder does or causes to be done by virtue hereof. Subscriber affirms that this proxy is given in connection with the purchase by the undersigned of the Subscribed Shares offered by the BDC hereby, that this proxy is coupled with an interest and that the proxy and related powers granted hereunder shall, without limitation, give the Proxy Holder the right to exercise on behalf of Subscriber any put or other similar rights granted to the holders of Preferred Shares.

This proxy will be irrevocable and be effective for so long as Subscriber has an ownership interest in the BDC, except it shall terminate upon execution by the Proxy Holder of an instrument of termination that specifies in writing that this proxy is terminated.

Subscriber agrees that, in the event of the death or disability of Proxy Holder, for purposes of this Section 5, the power of substitution and right to appoint a successor “Proxy Holder” with all the rights described above shall automatically be vested in the management of REIT Funding, LLC. Subscriber hereby releases REIT Funding, LLC, REIT Administration, LLC and each of their respective officers, members and employees, including without limitation the Proxy Holder, from any and all liabilities for or resulting from the lawful exercise of the rights granted by this Section 5.

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Section 6. Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Agreement, or any of Subscriber’s interest herein, to any other person without the prior written consent of the BDC, and further agrees that any subsequent transfer or assignment of the Subscribed Shares shall be made only in accordance with the provisions of the BDC’s organizational documents, the Act and the Blue Sky Laws.

(b) Subscriber agrees that Subscriber may not cancel, terminate or revoke this Agreement (except as otherwise specifically permitted under applicable state securities laws), and that this Agreement shall be binding upon Subscriber’s permitted successors and assigns.

(c) Subscriber agrees to indemnify and hold harmless the BDC, the Officer and each officer, director, shareholder, agent, partner or member of the BDC, the Officer and each other person or entity that controls, is controlled by, or is under common control with, any of the foregoing within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of any breach of any representation or warranty, or any breach of or failure to comply with any covenant or undertaking, made by or on behalf of Subscriber in this Agreement (including the Investor Questionnaire).

(d) The Subscriber (i) acknowledges that the 1940 Act allows the BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met; (ii) acknowledges that the BDC has obtained the requisite approval to reduce its asset coverage to 150%.

(e) 5C Lending Partners Advisor LLC, the investment adviser of the BDC has retained Kirkland & Ellis LLP (“Kirkland”) in connection with the offering of the Preferred Shares and may retain Kirkland as legal counsel in connection with the management and operation of the BDC, including, without limitation, making, holding and disposing of investments. Kirkland will not represent Subscriber or any other investor or prospective investors in the BDC, unless the Officer and such investor or prospective investor otherwise agree, in connection with the offering of the Preferred Shares, the management and operation of the BDC or any dispute that may arise between any investor, on one hand, and the Officer and/or the BDC on the other hand (the “BDC Legal Matters”). Subscriber will, if it wishes counsel on any BDC Legal Matter, retain its own independent counsel with respect thereto and will pay all fees and expenses of such independent counsel. Subscriber agrees that Kirkland may represent the Officer and/or the BDC in connection with the formation of the BDC and any and all other BDC Legal Matters (including any dispute between the Officer and/or the BDC and Subscriber or any other investor).

(f) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by a writing executed by all of the parties hereto.

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(g) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Maryland.

(h) As long as Subscriber holds the Subscribed Shares or has the right to acquire them hereunder, Subscriber shall disclose to the BDC in writing such information with respect to direct and indirect ownership of securities issued by the BDC as the BDC may deem necessary to ascertain and to establish compliance with provisions of the Code applicable to the BDC or to comply with requirements of any other appropriate taxing authority.

(i) The representations and warranties of Subscriber set forth herein shall survive the sale of the Subscribed Shares pursuant to this Agreement.

(j) Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.

(k) All capitalized terms used but not specifically defined herein shall have the same meaning as are given to them in the Private Placement Memorandum.

(l) Each provision of this Agreement, including each representation made in the Investor Questionnaire, shall be considered severable. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(m) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and which together shall constitute one and the same Agreement. Each party understands and agrees that any .pdf, facsimile or other reproduction of its signature on this Agreement shall be equal to and enforceable as its original signature and that any such reproduction shall be a counterpart hereof that is fully enforceable in any court or arbitral panel of competent jurisdiction.

(n) The BDC may execute a separate acceptance page for each subscription agreement tendered in this offering or may, at the sole discretion of the BDC and subject to the right of the BDC to accept or reject such subscriptions on a case by case basis, execute a single acceptance page and forward an executed original or .pdf copy of the acceptance page to H&L Equities, LLC with written confirmation that such acceptance applies to all of the subscriptions tendered in this offering (or, at the BDC’s election, all of the tendered subscriptions except those specifically rejected by the BDC).

(o) For so long as the Preferred Shares are not represented by certificates, the BDC shall provide, upon request by Subscriber and without charge, a written statement of all the information required on certificates or on a notice of uncertificated shares by Section 2-211 of the Maryland General Corporation Law.

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(p) THE INFORMATION CONTAINED HEREIN AND IN ALL OTHER MATERIALS PROVIDED TO SUBSCRIBER IN CONNECTION WITH ITS INVESTMENT IN THE SUBSCRIBED SHARES (THE “INFORMATION”) ARE SOLELY FOR SUBSCRIBER AND ITS AUTHORIZED REPRESENTATIVES AND MAY NOT BE REPRODUCED OR USED, IN WHOLE OR IN PART, FOR ANY OTHER PURPOSE. SUBSCRIBER AGREES TO KEEP THE INFORMATION CONFIDENTIAL AND THAT IT MAY NOT AND SHALL NOT PROVIDE THE INFORMATION TO ANY OTHER PERSON; PROVIDED THAT SUBSCRIBER MAY DISCLOSE THE INFORMATION TO (I) THOSE PERSONS TO WHOM THE BDC HAVE CONSENTED IN WRITING, (II) SUBSCRIBER’S REPRESENTATIVES WHO NEED ACCESS TO THE INFORMATION FOR PURPOSES OF ADVISING SUBSCRIBER REGARDING ITS INVESTMENT IN THE SUBSCRIBED SHARES, AND (C) UPON PRIOR WRITTEN NOTICE TO THE BDC, AS MAY BE REQUIRED BY APPLICABLE LAW TO COMPLY WITH APPLICABLE SECURITIES LAWS. ANY PERMITTED DISCLOSURES SHALL REMAIN SUBJECT TO THE CONFIDENTIALITY PROVISIONS CONTAINED IN THE GOVERNING AGREEMENT.

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In witness whereof, the undersigned Subscriber has executed this Agreement as of the date appearing below.

SUBSCRIBER:

By:
Name:

Date:

Acceptance of Subscription

The foregoing subscription is hereby accepted.

Date:	5C Lending Partners Corp.

By:
Name: Michael Koester
Title: Co-President

By:
Name: Thomas Connolly
Title: Co-President